UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-7195

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 10, 2015, Platinum Underwriters Holdings, Ltd. (“Platinum”) issued a press release announcing that its board of directors has, subject to certain conditions, declared a quarterly dividend of $0.08 per Platinum common share. The quarterly dividend would be payable on March 31, 2015 to shareholders of record on March 2, 2015. The quarterly dividend is conditioned on Platinum’s previously announced pending acquisition by RenaissanceRe Holdings Ltd. (“RenaissanceRe”) pursuant to a merger of Platinum with a wholly-owned subsidiary of RenaissanceRe (the “Merger”) not having been consummated on or prior to March 31, 2015.

In addition, Platinum announced that its board of directors has, subject to certain conditions, declared a special dividend of $10.00 per Platinum common share in connection with its pending acquisition by RenaissanceRe. The special dividend would be payable prior to the effective time of the Merger on the closing date of the acquisition (the “Closing Date”) to shareholders of record at the close of business on the last business day prior to the Closing Date. The special dividend is conditioned on the Merger having been approved by the shareholders of Platinum at a special meeting of its shareholders on February 27, 2015 (or any adjournment or postponement thereof).

The Merger is expected to occur on or after March 2, 2015, subject to the approval of shareholders of Platinum and the satisfaction of customary closing conditions. Platinum has scheduled a special meeting of shareholders to consider and vote upon the proposed acquisition and related matters on February 27, 2015. There can be no assurance that all such closing conditions will be satisfied by March 2, 2015, that the effective time of the Merger will occur on March 2, 2015 or that the Merger will occur.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Copy of Press Release issued by Platinum Underwriters Holdings, Ltd., dated February 10, 2015.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on Platinum’s current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Platinum. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements. The inclusion of forward-looking statements in this communication should not be considered as a representation by Platinum or any other person that Platinum’s or RenaissanceRe’s current plans or expectations will be achieved. Numerous factors could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Platinum’s shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; the frequency and severity of catastrophic and other events; the effectiveness of the companies’ loss limitation methods and pricing models; uncertainties in the companies’ reserving processes; the companies’ ability to maintain their respective A.M. Best and S&P financial strength ratings; risks associated with appropriately modeling, pricing for, and contractually addressing new or potential factors in loss emergence; risks that the companies might be bound to policyholder obligations beyond their underwriting intent; risks due to the companies’ reliance on a small and decreasing number of reinsurance brokers and other distribution services; risks relating to operating in a highly competitive environment; risks relating to deteriorating market conditions; the risk that the companies’ customers may fail to make premium payments due to them; the risk of failures of the companies’ reinsurers, brokers or other counterparties to honor their obligations to the companies; the effect on the companies’ respective businesses of potential changes in the regulatory system under which they operate; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd., RenaissanceRe Holdings Ltd. and their respective non-U.S. subsidiaries; other risks relating to potential adverse tax developments; risks relating to adverse legislative developments; risks associated with the companies’ investment portfolios; losses that the companies could face from terrorism, political unrest and war; changes in economic conditions or inflation; and other factors affecting future results disclosed in Platinum’s and RenaissanceRe’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under Item 1A, “Risk Factors”, in Platinum’s Annual Report on Form 10-K for the year ended December 31, 2013 and RenaissanceRe’s Annual Report on Form 10-K for the year ended December 31, 2013 and under “Risk Factors” in RenaissanceRe’s registration statement on Form S-4 filed with the SEC on December 19, 2014 (the “Registration Statement”).

Additional Important Information About the Proposed Merger and Where to Find It:

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between RenaissanceRe and Platinum, RenaissanceRe has filed with the SEC the Registration Statement, which includes a proxy statement of Platinum and a prospectus of RenaissanceRe and provides full details of the proposed merger and the attendant benefits and risks. The Registration Statement was declared effective by the SEC on January 15, 2015. Platinum commenced mailing of the definitive proxy statement/prospectus to Platinum’s shareholders on January 29, 2015. In addition, each of RenaissanceRe and Platinum may file with the SEC other documents with respect to the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by RenaissanceRe with the SEC by contacting RenaissanceRe’s Legal Department at RenaissanceRe Holdings Ltd., Renaissance House, 12 Crow Lane, Pembroke HM 19 Bermuda, or via e-mail at investorrelations@renre.com; and you may obtain copies of documents filed by Platinum with the SEC by contacting Platinum’s Legal Department at Platinum Underwriters Holdings, Ltd., Waterloo House, 100 Pitts Bay Road, Pembroke, Bermuda HM08, or visiting Platinum’s website at www.platinumre.com.

Participants in the Solicitation:

RenaissanceRe, Platinum and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about RenaissanceRe’s directors and executive officers is available in RenaissanceRe’s proxy statement dated April 10, 2014 for its 2014 Annual General Meeting of Shareholders and Form 8-K dated November 13, 2014. Information about Platinum’s directors and executive officers is available in Platinum’s proxy statement dated March 21, 2014 for its 2014 Annual General Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement and the definitive proxy statement/prospectus filed with the SEC and may be contained in other relevant materials that may be filed with the SEC in connection with the proposed merger when they become available. Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

Dated: February 10, 2015	By:	/s/ Michael E. Lombardozzi
	Name:	Michael E. Lombardozzi
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copy of Press Release issued by Platinum Underwriters Holdings, Ltd., dated February 10, 2015.